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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 29, 2004

                           ALLIS-CHALMERS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                                         1-2199
  (STATE OR OTHER JURISDICTION                      (COMMISSION FILE NUMBER)
        OF INCORPORATION)

                                   39-0126090
                                (I.R.S. EMPLOYER
                               IDENTIFICATION NO.)

      5075 WESTHEIMER, SUITE 890
           HOUSTON, TEXAS                                        77056
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 369-0550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the exchange ct (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATION

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 29, 2004 at the 2004 Annual Meeting of Stockholders (the "Annual Meeting") of the Company, the stockholders approved an amendment to the Company's 2003 Incentive Stock Plan to increase the number of shares with respect to which options and other awards may be granted under the plan from 1,200,000 to 2,400,000 shares. Over 75% of the stock present, in person or by proxy, approved the amendment to the plan. A copy of the amended plan is attached as an exhibit hereto.

ITEM 8.01 - OTHER EVENTS

At the Annual Meeting Stockholders approved the change of the Company's name to "Allis-Chalmers Energy Inc." The name change was approved by more than a majority of the outstanding shares of common stock. In addition, the Company disclosed such proposal in its proxy statement filed with the Commission. The name change is expected to become effective in January 2004.

At the Annual Meeting Stockholders approved the election of all members of the board of directors to serve for a term of one year and until their successors are elected and take office

At the Annual Meeting Stockholders ratified the appointment of UHY Mann Frankfort Stein & Lipp, LLP as the Company's independent public accountants to audit the Company's financial statements for fiscal year ending December 31, 2004. The Company previously disclosed its dismissal of its prior accountant, Gordon Hughes & Banks, LLP, in a Current Report on Form 8-K filed with the Commission on October 5, 2004.


ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(C) 4.12 *2003 STOCK INCENTIVE PLAN (AS AMENDED 12/29/04)

*Compensation Plan


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ALLIS-CHALMERS CORPORATION

                                         /s/ Victor M. Perez
                                         ---------------------------
                                         By: Victor M. Perez
                                         Chief Financial Officer

Date: January 4, 2004

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Exhibit Index

Exhibit   No.                        Description
------------                 -------------------------------------------------
     4.12                    *2003 Incentive Stock Plan (as amended 12/29/04)

* Compensation Plan